UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 9, 2008

APP PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-33407	30-0431736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 East Woodfield Road, Suite 300 East, Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 969-2700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 9, 2008, the Compensation Committee of the Board of Directors of APP Pharmaceuticals, Inc. (the “Company”) approved cash bonus awards for certain of the Company’s executive officers as follows

Name and Title	Cash Bonus Awards
Patrick Soon-Shiong, Chief Executive Officer	$500,000
Thomas H. Silberg, President	$160,000
Richard E. Maroun, Chief Administrative Officer and General Counsel	$225,000
Frank Harmon, Executive Vice President and Chief Operating Officer	$150,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APP PHARMACEUTICALS, INC.

By:	/s/ Lisa Gopalakrishnan
Lisa Gopalakrishnan
Executive Vice President and Chief Financial Officer

Date: April 15, 2008